UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Fundamental Growth Fund, Inc. 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2003


Merrill Lynch
Fundamental Growth
Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER


For the six-month period ended February 28, 2003, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and
Class D Shares had total returns of -9.90%, -10.36%, -10.45% and -10.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) This compares with a total return of -7.60% for the Lipper Large Cap Growth Funds Average for the same period. The Fund underperformed the unmanaged Standard & Poor's (S&P) 500
Index, which had a total return of -7.29% and the unmanaged S&P Barra Growth Index, which had a total return of -6.67%.

During the six-month period ended February 28, 2003, major global stock markets continued in a downward trend with overall market indexes almost touching new lows in early October 2002. News media reports and investment community commentators almost continuously focused on the impending military confrontation with Iraq. It appears that this emphasis imposed a negative discount on overall equity valuations.

The Fund continued to be overweighted in the consumer discretionary and consumer staples sectors. Overall, the negative stock investment returns in both of these sectors underperformed the total investment return for the S&P 500 Index. Some of the best comparative investment returns in the Fund during the period were Clear Channel Communications, Inc. and Fox Entertainment Group, Inc. in the media and entertainment industry and eBay Inc., Bed Bath & Beyond Inc., Lowe's Companies, Inc. and Brinker International, Inc. in retailing and restaurants. Stocks added to the Fund included Starbucks Corporation, eBay Inc., Autozone, Inc. and Fox Entertainment Group, Inc., Archer-Daniels-Midland Company and The Clorox Company. We sold Brown-Forman Corporation after the company reported an unanticipated lower earnings level and a decreased outlook for future earnings.

In the biotechnology industry, shares of Amgen Inc., as well as companies in the health care equipment and supplies industries including Alcon, Inc., Boston Scientific Corporation, Stryker Corporation and Zimmer Holdings, Inc., had positive investment returns. We also added Medtronic, Inc. and Varian Medical Systems, Inc. to the Fund's investments. The Fund remained underweighted in the largest ethical drug companies because we anticipated further deterioration in pricing conditions as Federal and state officials attempted to reduce the soaring costs of government reimbursements for health care. Thus, we sold the Fund's holdings in Pfizer Inc.

The Fund became relatively underweighted in the information technology sector where there was a broad-based and substantial improvement in stock prices during the six-month period ended February 28, 2003. Intel Corporation, International Business Machines Corporation and Cisco Systems, Inc., which were three of the largest investments in the Fund, had positive investment returns. We reduced the Fund's overall investment weighting by liquidating investment holdings in QUALCOMM Incorporated, Sun Microsystems, Inc., Applied Materials, Inc., KLA-Tencor Corporation, STMicroelectronics NV, Texas Instruments Incorporated, Oracle Corporation, SAP AG and Siebel Systems, Inc. After reporting the most recent quarterly financial results, the managements of International Business Machines Corporation, Intel Corporation, Microsoft Corporation and Cisco Systems, Inc. painted an uncertain and modest growth outlook for corporate and public sector spending on technology equipment and software. We continue to invest in the equities of these companies since we believe they are the best-managed technology companies for the long term. However, a substantial amount of time may pass before there is a robust cyclical upturn in capital spending on technology globally. There has been a cyclical upturn in U.S. capital spending on information technology equipment and software since the recession ended at the completion of the third quarter of 2001. In retrospect, there has been so much capacity to supply equipment and software services on a global basis that the cyclical upturn in spending has not evolved into an overall improvement in the growth of profits for information technology companies.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003



We sold the Fund's investments in the residential mortgage financing and consumer credit industries because of our concern about deteriorating credit quality reports. Fund equity investments in H & R Block, Inc., American Express Company, Fannie Mae, MBNA Corporation, Wells Fargo Company and Target Corporation were subsequently sold. Target Corporation is a multiline retailer that has derived a substantial percentage of its growth in earnings from the expansion of a credit card business to customers, but we are concerned about a potential deterioration in credit quality and rising loan loss expenses. In the insurance sector, we sold American International Group, Inc. and Lincoln National Corporation. After American International announced a surprising increase in loss reserves, we became aware of the potential for continued unanticipated increases in loss reserves in several important commercial insurance lines of business that historically had been very profitable. With respect to Lincoln National, we sold the holding after its management announced a substantial increase in reserves to support guaranteed returns on various life insurance annuity products. The life insurance industry in Europe, England and the United States for some time has been experiencing the necessity to continually reduce earnings estimates by using increased reserves because of the more than three-year downward trend in stock values around the world.

In the media industry, we sold the Fund's holdings in The Interpublic Group of Companies, Inc. after its management announced that investments in commercial ventures in Europe and Asia were unprofitable. The advertising industry in the United States and Europe has experienced a cyclical upturn from the U.S. recession in 2001. However, this historically well-managed company was not reaping benefits from the turnaround. We sold the Fund's equity investment in The Walt Disney Company since there appeared to be a lack of any meaningful progress in corporate restructuring by management during the prior fiscal year. We sold Univision Communications Inc. (Class A) and Viacom, Inc. (Class B) because of our concerns about slower rates of growth in upcoming quarters as the geopolitical situation in the Middle East and the involvement of the United States caused corporations to reduce advertising budgets.

Nextel Communications, Inc. (Class A) and Sprint Corporation (PCS Group) were sold after the unenthusiastic consumer response to new mobile phone service offerings and lower-than-anticipated per subscriber monthly service revenues. We added Verizon Communications to the Fund since we found the valuation very reasonable and believe that there will be further U.S. court action to deregulate wireline communication services and improve the corporate rates of return to previously relatively high levels.


Market Outlook
We anticipate that a resolution to the confrontation between the United States and Iraq may result in an upward trend in U.S. equity prices. (Similar developments took place shortly after the start of the Gulf War in 1991.) Alan Greenspan, Chairman of the Federal Reserve Board of Governors, stated in a recent public speech that it was likely that Americans raised $200 billion of liquidity in 2002 from the refinancing of residential mortgage obligations on appreciated homes. It would seem that consumers did not spend this increased liquidity during the year-end holiday season. Military conflict or the prospect for conflict has dampened consumer spending in the past. Therefore, we believe that a resolution to the confrontation will provide a boost to the rate of real growth of consumer spending and economic growth as well as higher corporate profits. These developments may be beneficial to the value of stocks, particularly given that the increased focus of an armed conflict in Iraq by the media and investment community appears to have been destructive to stock market values.

Consequently, we focused on stock investments that we believe should benefit from a recovery in household spending. The last quarter of the period ended February 28, 2003, from a comparative investment return perspective for the Fund, was one of our recent best compared to other actively managed large cap growth funds. In our opinion, the results reflected our change in strategy during the period.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003



In Conclusion
We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to discussing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and
Portfolio Manager



March 31, 2003



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through five pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003



PERFORMANCE DATA (concluded)

Recent Performance Results

                                                                                      Ten-Year/
                                                      6-Month        12-Month      Since Inception
As of February 28, 2003                             Total Return   Total Return      Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*       - 9.90%        -28.46%           +99.21%
ML Fundamental Growth Fund, Inc. Class B Shares*       -10.36         -29.20            +82.78
ML Fundamental Growth Fund, Inc. Class C Shares*       -10.45         -29.27            +79.87
ML Fundamental Growth Fund, Inc. Class D Shares*       -10.05         -28.64            +94.84
ML Fundamental Growth Fund, Inc. Class R Shares*         --             --              - 5.61
Standard & Poor's 500 Index**                          - 7.29         -22.68    +129.29/+105.48/-1.50
Standard & Poor's Barra Growth Index***                - 6.67         -23.34    +130.06/+111.82/-0.30

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception dates are from 10/21/94 for Class A
& Class B Shares, ten years for Class C & Class D Shares and from
1/03/03 for Class R Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are for ten years from 10/31/94 and from 1/03/03, respectively.
***This unmanaged index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/03                    -28.46%        -32.21%
Five Years Ended 2/28/03                  - 2.75         - 3.80
Inception (10/21/94) through 2/28/03      + 8.60         + 7.90

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 2/28/03                    -29.20%        -32.03%
Five Years Ended 2/28/03                  - 3.75         - 4.07
Inception (10/21/94) through 2/28/03      + 7.48         + 7.48

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 2/28/03                    -29.27%        -29.97%
Five Years Ended 2/28/03                  - 3.76         - 3.76
Ten Years Ended 2/28/03                   + 6.57         + 6.57

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                  % Return Without    % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 2/28/03                    -28.64%        -32.38%
Five Years Ended 2/28/03                  - 3.00         - 4.04
Ten Years Ended 2/28/03                   + 7.41         + 6.84

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher-than-maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 2/28/03                       -5.61%




Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003



PORTFOLIO INFORMATION


As of February 28, 2003


                                           Percent of
Ten Largest Holdings                       Net Assets

Microsoft Corporation                          6.3%
Wal-Mart Stores, Inc.                          5.3
The Proctor & Gamble Company                   3.7
International Business Machines Corporation    3.4
The Coca-Cola Company                          3.3
Amgen Inc.                                     3.3
Intel Corporation                              3.1
Verizon Communications                         2.9
HCA Inc.                                       2.8
Cisco Systems, Inc.                            2.6



                                           Percent of
Geographic Allocation                     Net Assets++

United States                                 96.1%
Netherlands                                    2.0
Switzerland                                    1.2
Canada                                         0.7

++Total may not equal 100%.



                                           Percent of
Five Largest Industries*                   Net Assets

Health Care Equipment & Supplies               8.6%
Software                                       7.6
Beverages                                      7.0
Multiline Retail                               6.3
Household Products                             6.1

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                      Value    Net Assets
Aerospace &            935,000  General Dynamics Corporation                                        $   55,408,100     1.3%
Defense

Air Freight &        1,571,600  United Parcel Service, Inc. (Class B)                                   90,429,864      2.1
Logistics

Banks                2,223,900  Northern Trust Corporation                                              71,164,800      1.6

Beverages            2,226,800  Anheuser-Busch Companies, Inc.                                         103,546,200      2.4
                     3,635,100  The Coca-Cola Company                                                  146,203,722      3.3
                     2,918,100  Coca-Cola Enterprises Inc.                                              58,887,258      1.3
                                                                                                    --------------   ------
                                                                                                       308,637,180      7.0

Biotechnology        2,673,600  ++Amgen Inc.                                                           145,898,352      3.3

Chemicals            1,130,600  Ecolab Inc.                                                             55,455,930      1.3

Commercial             256,900  ++Apollo Group, Inc. (Class A)                                          11,909,884      0.3
Services &           2,319,300  First Data Corporation                                                  80,363,745      1.8
Supplies                                                                                            --------------   ------
                                                                                                        92,273,629      2.1

Communications       8,269,008  ++Cisco Systems, Inc.                                                  115,518,042      2.6
Equipment

Computers &          1,891,500  International Business Machines Corporation                            147,442,425      3.4
Peripherals

Containers &           292,600  Ball Corporation                                                        15,589,728      0.4
Packaging

Diversified          3,083,200  State Street Corporation                                               113,615,920      2.6
Financials           2,079,100  T. Rowe Price Group Inc.                                                53,474,452      1.2
                                                                                                    --------------   ------
                                                                                                       167,090,372      3.8

Diversified          3,614,700  Verizon Communications                                                 124,996,326      2.9
Telecommunication
Services

Energy Equipment &     532,600  ++BJ Services Company                                                   18,305,462      0.4
Services             1,829,300  Baker Hughes Incorporated                                               56,744,886      1.3
                                                                                                    --------------   ------
                                                                                                        75,050,348      1.7

Food & Drug          2,393,700  SYSCO Corporation                                                       64,917,144      1.5
Retailing

Food Products          920,300  Archer-Daniels-Midland Company                                          10,031,270      0.2
                     1,552,400  Unilever NV (NY Registered Shares)                                      87,990,032      2.0
                                                                                                    --------------   ------
                                                                                                        98,021,302      2.2

Health Care          1,391,700  ++Alcon, Inc.                                                           54,485,055      1.2
Equipment &          2,513,200  ++Boston Scientific Corporation                                        111,008,044      2.5
Supplies             1,982,600  Medtronic, Inc.                                                         88,622,220      2.0
                       846,000  Stryker Corporation                                                     55,159,200      1.3
                       234,600  ++Varian Medical Systems, Inc.                                          11,859,030      0.3
                     1,237,000  ++Zimmer Holdings, Inc.                                                 54,910,430      1.3
                                                                                                    --------------   ------
                                                                                                       376,043,979      8.6



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                      Value    Net Assets
Health Care          2,962,600  HCA Inc.                                                            $  122,177,624     2.8%
Providers &          3,066,800  Health Management Associates, Inc. (Class A)                            54,957,056      1.2
Services             2,339,500  ++Tenet Healthcare Corporation                                          42,508,715      1.0
                                                                                                    --------------   ------
                                                                                                       219,643,395      5.0

Hotels,                860,800  ++Brinker International, Inc.                                           23,861,376      0.6
Restaurants &          980,400  ++Starbucks Corporation                                                 23,000,184      0.5
Leisure              3,156,800  ++YUM! Brands, Inc.                                                     75,163,408      1.7
                                                                                                    --------------   ------
                                                                                                       122,024,968      2.8

Household Products   1,290,700  The Clorox Company                                                      54,609,517      1.2
                     1,014,900  Colgate-Palmolive Company                                               51,059,619      1.2
                     1,985,300  The Procter & Gamble Company                                           162,516,658      3.7
                                                                                                    --------------   ------
                                                                                                       268,185,794      6.1

Industrial             857,000  3M Co.                                                                 107,442,090      2.5
Conglomerates

Insurance            1,634,000  Everest Re Group, Ltd.                                                  87,255,600      2.0
                     1,326,900  Marsh & McLennan Companies, Inc.                                        54,004,830      1.2
                                                                                                    --------------   ------
                                                                                                       141,260,430      3.2

Internet &             299,500  ++eBay Inc.                                                             23,480,800      0.5
Catalog Retail

Media                7,675,600  ++AOL Time Warner Inc.                                                  86,887,792      2.0
                     2,589,100  ++Clear Channel Communications, Inc.                                    94,528,041      2.2
                     1,817,400  ++Fox Entertainment Group, Inc. (Class A)                               48,579,102      1.1
                     3,347,600  ++Rogers Communications, Inc. 'B'                                       30,896,429      0.7
                                                                                                    --------------   ------
                                                                                                       260,891,364      6.0

Multiline Retail       856,600  ++Kohl's Corporation                                                    41,887,740      1.0
                     4,838,000  Wal-Mart Stores, Inc.                                                  232,514,280      5.3
                                                                                                    --------------   ------
                                                                                                       274,402,020      6.3

Oil & Gas            2,762,800  ++TransMontaigne Inc. (a)                                               10,774,920      0.2

Semiconductor        7,832,960  Intel Corporation                                                      135,118,560      3.1
Equipment &
Products

Software             1,106,700  ++Electronic Arts Inc.                                                  58,422,693      1.3
                    11,678,200  Microsoft Corporation                                                  276,890,122      6.3
                                                                                                    --------------   ------
                                                                                                       335,312,815      7.6

Specialty Retail       337,900  ++AutoZone, Inc.                                                        22,233,820      0.5
                     1,635,100  ++Bed Bath & Beyond Inc.                                                54,007,353      1.2
                     2,350,400  Lowe's Companies, Inc.                                                  92,370,720      2.1
                     2,733,700  The TJX Companies, Inc.                                                 43,930,559      1.0
                                                                                                    --------------   ------
                                                                                                       212,542,452      4.8

                                Total Common Stocks (Cost--$4,992,113,047)                           4,115,017,129     93.9



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (concluded)

                       Shares                                                                                    Percent of
                        Held                     Short-Term Securities                                  Value    Net Assets
                   411,716,610  Merrill Lynch Premier Institutional Fund (b)(c)                     $  411,716,610     9.4%



                     Beneficial
                      Interest
                 $ 302,488,803  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)            302,488,803      6.9
                   503,209,191  Merrill Lynch Liquidity Series, LLC Money Market Series (b)(c)         503,209,191     11.5
                                                                                                    --------------   ------
                                                                                                       805,697,994     18.4

                                Total Short-Term Securities (Cost--$1,217,414,604)                   1,217,414,604     27.8

Total Investments (Cost--$6,209,527,651)                                                             5,332,431,733    121.7
Liabilities in Excess of Other Assets                                                                (948,024,858)   (21.7)
                                                                                                    --------------   ------
Net Assets                                                                                          $4,384,406,875   100.0%
                                                                                                    ==============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++Non-income producing security.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


                                  Net Share       Net      Dividend
Industry        Affiliate          Activity       Cost      Income

Oil & Gas  TransMontaigne Inc.    (154,400)    $(849,200)     ++

++Non-income producing security.
(b)Security was purchased with the cash proceeds from securities loans.
(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                          Dividend/
                                               Net         Interest
Affiliate                                    Activity       Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I                     $302,488,803   $853,446
Merrill Lynch Liquidity Series,
LLC Money Market Series                     $503,209,191     16,667
Merrill Lynch Premier Institutional Fund     411,716,610     18,136


See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of February 28, 2003
Assets:         Investments, at value (including securities loaned of $897,325,221)
                (identified cost--$6,209,527,651)                                                           $ 5,332,431,733
                Cash                                                                                                  2,939
                Foreign cash (cost--$270,818)                                                                       298,956
                Receivables:
                   Securities sold                                                        $     5,195,131
                   Capital shares sold                                                          3,956,082
                   Dividends                                                                    3,076,031
                   Interest                                                                       296,572
                   Security lending--net                                                           34,803        12,558,619
                                                                                          ---------------
                Prepaid registration fees                                                                           132,879
                                                                                                            ---------------
                Total assets                                                                                  5,345,425,126
                                                                                                            ---------------

Liabilities:    Collateral on securities loaned, at value                                                       914,925,801
                Payables:
                   Securities purchased                                                        28,967,431
                   Capital shares redeemed                                                      9,513,357
                   Investment adviser                                                           2,066,392
                   Distributor                                                                  1,790,185        42,337,365
                                                                                          ---------------
                Accrued expenses and other liabilities                                                            3,755,085
                                                                                                            ---------------
                Total liabilities                                                                               961,018,251
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 4,384,406,875
                                                                                                            ===============

Net Assets      Class A Shares of capital stock, $.10 par value, 150,000,000
Consist of:     shares authorized                                                                           $     8,925,220
                Class B Shares of capital stock, $.10 par value, 500,000,000
                shares authorized                                                                                13,059,001
                Class C Shares of capital stock, $.10 par value, 300,000,000
                shares authorized                                                                                 4,547,838
                Class D Shares of capital stock, $.10 par value, 300,000,000
                shares authorized                                                                                10,265,571
                Class R Shares of capital stock, $.10 par value, 500,000,000
                shares authorized                                                                                         1
                Paid-in capital in excess of par                                                              7,812,273,778
                Accumulated investment loss--net                                          $  (13,985,068)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                (2,573,611,686)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                           (877,067,780)
                                                                                          ---------------
                Total accumulated losses--net                                                               (3,464,664,534)
                                                                                                            ---------------
                Net assets                                                                                  $ 4,384,406,875
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $1,112,629,028 and 89,252,201
Value:                   shares outstanding                                                                 $         12.47
                                                                                                            ===============
                Class B--Based on net assets of $1,491,149,955 and 130,590,005
                         shares outstanding                                                                 $         11.42
                                                                                                            ===============
                Class C--Based on net assets of $522,280,220 and 45,478,383
                         shares outstanding                                                                 $         11.48
                                                                                                            ===============
                Class D--Based on net assets of $1,258,347,578 and 102,655,713
                         shares outstanding                                                                 $         12.26
                                                                                                            ===============
                Class R--Based on net assets of $94.38 and 8.244 shares outstanding                         $         11.45
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended February 28, 2003
Investment      Dividends (net of $133,375 foreign withholding tax)                                         $    19,242,322
Income:         Interest                                                                                          1,619,799
                Securities lending--net                                                                             643,895
                                                                                                            ---------------
                Total income                                                                                     21,506,016
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $    14,340,216
                Account maintenance and distribution fees--Class B                              8,180,669
                Account maintenance and distribution fees--Class C                              2,798,012
                Transfer agent fees--Class B                                                    2,655,478
                Transfer agent fees--Class D                                                    1,885,392
                Account maintenance fees--Class D                                               1,660,924
                Transfer agent fees--Class A                                                    1,632,196
                Transfer agent fees--Class C                                                      940,044
                Accounting services                                                               389,587
                Professional fees                                                                 365,290
                Printing and shareholder reports                                                  146,619
                Custodian fees                                                                    118,971
                Directors' fees and expenses                                                       62,837
                Registration fees                                                                  57,810
                Pricing fees                                                                       46,080
                Other                                                                             103,861
                                                                                          ---------------
                Total expenses                                                                                   35,383,986
                                                                                                            ---------------
                Investment loss--net                                                                           (13,877,970)
                                                                                                            ---------------

Realized &      Realized losson:
Unrealized         Investments--net                                                         (633,475,334)
Gain (Loss) on     Foreign currency transactions--net                                           (181,625)     (633,656,959)
Investments &                                                                             ---------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                           140,706,624
Transactions--     Foreign currency transactions--net                                              18,762       140,725,386
Net:                                                                                      ---------------   ---------------
                Total realized and unrealized loss on investments and
                foreign currency transactions--net                                                            (492,931,573)
                                                                                                            ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $ (506,809,543)
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                           February 28,        August 31,
Increase (Decrease) in Net Assets:                                                             2003               2002
Operations:     Investment loss--net                                                      $  (13,877,970)   $  (38,864,498)
                Realized loss on investments and foreign currency transactions--net         (633,656,959)     (929,479,009)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                            140,725,386     (429,942,276)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from operations                        (506,809,543)   (1,398,285,783)
                                                                                          ---------------   ---------------

Capital Share   Net increase (decrease) in net assets derived from capital share
Transactions:   transactions                                                                 (64,034,158)     1,189,916,446
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (570,843,701)     (208,369,337)
                Beginning of period                                                         4,955,250,576     5,163,619,913
                                                                                          ---------------   ---------------
                End of period*                                                            $ 4,384,406,875   $ 4,955,250,576
                                                                                          ===============   ===============

                *Accumulated investment loss--net                                         $  (13,985,068)   $     (107,098)
                                                                                          ===============   ===============

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights
                                                                                         Class A
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    13.84   $    17.46   $    29.98   $    21.99   $    16.19
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment income (loss)--net++              --+++++        (.02)          .08          .02          .13
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (1.37)       (3.60)      (10.64)         9.91         6.37
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (1.37)       (3.62)      (10.56)         9.93         6.50
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --           --           --       (1.94)        (.70)
                   In excess of realized gain on
                   investments--net                                  --           --       (1.96)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --           --       (1.96)       (1.94)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    12.47   $    13.84   $    17.46   $    29.98   $    21.99
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (9.90%)+++     (20.73%)     (36.71%)       47.01%       41.08%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .95%*         .94%         .80%         .76%         .81%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                   (.03%)*       (.09%)         .35%         .09%         .60%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $1,112,629   $1,170,884   $  950,922   $  882,072   $  472,464
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.13%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                         Class B
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    12.74   $    16.24   $    28.06   $    20.75   $    15.39
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment loss--net++                         (.06)        (.17)        (.13)        (.23)        (.08)
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (1.26)       (3.33)       (9.95)         9.32         6.05
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (1.32)       (3.50)      (10.08)         9.09         5.97
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --           --           --       (1.78)        (.61)
                   In excess of realized gain on
                   investments--net                                  --           --       (1.74)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --           --       (1.74)       (1.78)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    11.42   $    12.74   $    16.24   $    28.06   $    20.75
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share          (10.36%)+++     (21.55%)     (37.36%)       45.55%       39.58%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.99%*        1.96%        1.81%        1.77%        1.83%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                           (1.08%)*      (1.10%)       (.62%)       (.92%)       (.41%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $1,491,150   $1,802,731   $2,299,511   $3,411,474   $2,000,535
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.13%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                         Class C
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    12.82   $    16.34   $    28.26   $    20.88   $    15.45
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment loss--net++                         (.07)        (.17)        (.13)        (.24)        (.09)
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (1.27)       (3.35)      (10.01)         9.39         6.10
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (1.34)       (3.52)      (10.14)         9.15         6.01
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --           --           --       (1.77)        (.58)
                   In excess of realized gain on
                   investments--net                                  --           --       (1.78)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --           --       (1.78)       (1.77)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    11.48   $    12.82   $    16.34   $    28.26   $    20.88
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share          (10.45%)+++     (21.54%)     (37.35%)       45.53%       39.65%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.00%*        1.97%        1.83%        1.78%        1.83%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                           (1.09%)*      (1.11%)       (.66%)       (.93%)       (.43%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  522,280   $  596,871   $  616,400   $  627,021   $  307,988
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.13%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                         Class D
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    13.63   $    17.23   $    29.63   $    21.77   $    16.06
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment income (loss)--net++                (.02)        (.05)          .03        (.04)          .08
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (1.35)       (3.55)      (10.52)         9.80         6.31
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (1.37)       (3.60)      (10.49)         9.76         6.39
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --           --           --       (1.90)        (.68)
                   In excess of realized gain on
                   investments--net                                  --           --       (1.91)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --           --       (1.91)       (1.90)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    12.26   $    13.63   $    17.23   $    29.63   $    21.77
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share          (10.05%)+++     (20.89%)     (36.88%)       46.67%       40.67%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.20%*        1.18%        1.04%        1.01%        1.05%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                   (.28%)*       (.33%)         .14%       (.17%)         .36%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $1,258,348   $1,384,765   $1,296,787   $1,712,701   $  795,607
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.13%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

                                                                                                                  Class R

                                                                                                                  For the
                                                                                                                   Period
                                                                                                                 January 3,
The following per share data and ratios have been derived                                                        2003++ to
from information provided in the financial statements.                                                          February 28,
Increase (Decrease) in Net Asset Value:                                                                             2003
Per Share       Net asset value, beginning of period                                                             $    12.13
Operating                                                                                                        ----------
Performance:       Investment loss--net++++                                                                         --+++++
                   Realized and unrealized loss on investments and foreign currency
                   transactions--net                                                                                  (.68)
                                                                                                                 ----------
                Total from investment operations                                                                      (.68)
                                                                                                                 ----------
                Net asset value, end of period                                                                   $    11.45
                                                                                                                 ==========

Total           Based on net asset value per share                                                               (5.61%)+++
Investment                                                                                                       ==========
Return:**

Ratios to       Expenses                                                                                             1.44%*
Average                                                                                                          ==========
Net Assets:     Investment loss--net                                                                                (.47%)*
                                                                                                                 ==========

Supplemental    Net assets, end of period (in thousands)                                                         $ --++++++
Data:                                                                                                            ==========
                Portfolio turnover                                                                                   44.13%
                                                                                                                 ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Amount is less than $1,000.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers five classes of shares. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C, Class D and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance      Distribution
                                 Fee              Fee

Class B                          .25%             .75%
Class C                          .25%             .75%
Class D                          .25%               --
Class R                          .25%             .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C, Class D and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                 FAMD          MLPF&S

Class A                         $ 1,293       $  6,491
Class D                         $10,268       $159,156


For the six months ended February 28, 2003, MLPF&S received contingent deferred sales charges of $1,141,844 and $103,564 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $535 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2003, the Fund lent securities with a value of $295,325,196 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2003, MLIM, LLC received $235,075 in securities lending agent fees.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003



NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $770,783 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2003, the Fund reimbursed MLIM $52,787 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $1,995,511,255 and $2,246,347,644, respectively.

Net realized gains (losses) for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:


                                     Realized           Unrealized
                                       Gains              Gains
                                      (Losses)           (Losses)

Long-term investments            $ (633,506,819)    $ (877,095,918)
Short-term investments                    31,485                 --
Foreign currency
transactions                           (181,625)             28,138
                                 ---------------    ---------------
Total                            $ (633,656,959)    $ (877,067,780)
                                 ===============    ===============


As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $886,376,365, of which $60,168,816 related to appreciated securities and $946,545,181 related to depreciated securities. At February 28, 2003, the aggregate cost of investments for Federal income tax purposes was $5,303,882,297.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(64,034,158) for the six months ended February 28, 2003, and $1,189,916,446 for the year ended August 31, 2002.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           18,248,692    $   240,380,032
Automatic conversion of shares               324              4,359
                                 ---------------    ---------------
Total issued                          18,249,016        240,384,391
Shares redeemed                     (13,588,993)      (176,846,305)
                                 ---------------    ---------------
Net increase                           4,660,023    $    63,538,086
                                 ===============    ===============



Class A Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           34,717,222    $   583,277,596
Shares issued resulting
from reorganization                   19,487,126        344,060,907
                                 ---------------    ---------------
Total issued                          54,204,348        927,338,503
Shares redeemed                     (24,076,905)      (388,632,466)
                                 ---------------    ---------------
Net increase                          30,127,443    $   538,706,037
                                 ===============    ===============



Class B Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           13,558,506    $   163,333,752
Automatic conversion of shares       (4,070,976)       (49,539,681)
Shares redeemed                     (20,348,556)      (244,053,215)
                                 ---------------    ---------------
Net decrease                        (10,861,026)    $ (130,259,144)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           30,347,369    $   469,938,109
Shares issued resulting
from reorganization                   28,546,496        467,486,105
                                 ---------------    ---------------
Total issued                          58,893,865        937,424,214
Automatic conversion of shares      (11,431,398)      (177,848,673)
Shares redeemed                     (47,590,133)      (720,768,369)
                                 ---------------    ---------------
Net increase (decrease)                (127,666)    $    38,807,172
                                 ===============    ===============





Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003




Class C Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                            5,324,156    $    64,918,858
Shares redeemed                      (6,408,930)       (77,220,325)
                                 ---------------    ---------------
Net decrease                         (1,084,774)    $  (12,301,467)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           18,368,346    $   288,911,732
Shares issued resulting
from reorganization                    2,529,131         41,661,129
                                 ---------------    ---------------
Total issued                          20,897,477        330,572,861
Shares redeemed                     (12,062,719)      (181,589,481)
                                 ---------------    ---------------
Net increase                           8,834,758    $   148,983,380
                                 ===============    ===============



Class D Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           12,420,361    $   159,943,038
Automatic conversion of shares         3,800,615         49,539,681
                                 ---------------    ---------------
Total issued                          16,220,976        209,482,719
Shares redeemed                     (15,180,526)      (194,490,093)
Automatic conversion of shares             (328)            (4,359)
                                 ---------------    ---------------
Net increase                           1,040,122    $    14,988,267
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           23,587,473    $   385,998,425
Automatic conversion of shares        10,735,327        177,848,673
Shares issued resulting
from reorganization                   20,927,326        364,424,777
                                 ---------------    ---------------
Total issued                          55,250,126        928,271,875
Shares redeemed                     (28,888,207)      (464,852,018)
                                 ---------------    ---------------
Net increase                          26,361,919    $   463,419,857
                                 ===============    ===============



Class R Shares for the
Period January 3, 2003++                                  Dollar
to February 28, 2003                     Shares           Amount

Shares sold                                    8    $           100
                                 ---------------    ---------------
Net increase                                   8    $           100
                                 ===============    ===============


++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended February 28, 2003.


6. Capital Loss Carryforward:
On August 31, 2002, the Fund had a net capital loss carryforward of $1,168,023,497, of which $98,873,827 expires in 2008, $99,588,881 expires in 2009 and $969,560,789 expires in 2010. This amount will be used to offset like amounts of any future taxable gains.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2003


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Melvin R. Seiden, Director of Merrill Lynch Fundamental Growth Fund, Inc. has recently retired. The Fund's Board of Directors wishes
Mr. Seiden well in his retirement.



Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee?
If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Fundamental Growth Fund, Inc.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.

Date: April 21, 2003

By:    /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.

Date: April 21, 2003